UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 24, 2006

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware	23-2853441
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
821 Fox Lane
San Jose, California 95131
(Address of principal executive offices, including zip code)
(408) 433-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Patent Litigation Update
     As previously disclosed in its final Prospectus filed under Rule 424(b)(4) (the “Final Prospectus”) with the Securities and Exchange Commission on June 16, 2005, Micrus Endovascular Corporation (the “Company”) is a party to a patent litigation with Boston Scientific Corporation and Target Therapeutics, Inc., a subsidiary of Boston Scientific Corporation (collectively, “Boston Scientific”). The previously disclosed stay that had been in place with respect to this litigation has lifted and the parties are now free to begin the process of discovery and to otherwise proceed with this litigation. In addition, the previously disclosed reexmaination by the U.S. Patent and Trademark Office (the “USPTO”) with respect to the Boston Scientific patents which are the basis of Boston Scientific’s suit, is expected by the Company to conclude shortly for one of the patents, and to conclude within months for the other patent. Based on its current understanding of the status of the reexamination, the Company believes that the reexamination by the USPTO will not result in any significant adverse effect on Boston Scientific’s patents. A Markman hearing on claim construction of the patents is currently scheduled to be held in the fall of 2006. Based on the briefing and arguments presented at the Markman hearing, the Court will construe the meaning of disputed terms in the claims of both the Company’s and Boston Scientific’s patents involved in the suit. The construction of these terms by the Court will govern the scope and coverage of the claims of those patents, and thus may affect the parties’ infringement and validity contentions and defenses. As previously disclosed in the Risk Factor section in the Final Prospectus and the Company’s other SEC reports, an unfavorable outcome for the Company in this patent litigation would significantly harm the Company’s business and may cause the Company to materially change its business model.
     The forgoing disclosure contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements and the risk factors set forth in the Final Prospectus and the Company’s other SEC reports.
     The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: March 24, 2006	By:	/s/ Robert A. Stern
Robert A. Stern
Executive Vice President, Chief Financial Officer, and Secretary